                                                                    EXHIBIT 99.3

                                                       April 1, 1997

Amphenol Corporation
358 Hall Avenue
Wallingford, CT 06492

Dear Sirs:

    I hereby consent to the reference to my becoming a Director of Amphenol Corporation (the "Company") in the Registration Statement on Form S-3 of the Company, the preliminary copy of which was filed on February 28, 1997 with the Securities and Exchange Commission.

                                          Sincerely yours,

                                          /s/ Michael W. Michelson